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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     We, the undersigned Directors of Firstar Corporation, hereby appoint Jerry
A. Grundhofer and Jennie P. Carlson or either of them with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as Directors of the Corporation, which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Corporation's annual report on Form 10-K for the year 1999, including, without limitation, signing for us, or any of us, in our names as Directors of the Corporation, such Form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1934, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons as Directors of the Corporation as of the 14th day of March, 2000.



/s/ Victoria Buyniski Gluckman               Director
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Victoria Buyniski Gluckman

/s/ John C. Dannemiller                      Director
---------------------------------
John C. Dannemiller

/s/ David B. Garvin                          Director
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David B. Garvin

/s/ J.P. Hayden, Jr.                         Director
---------------------------------
J.P. Hayden, Jr.

/s/ Joe F. Hladky                            Director
---------------------------------
Joe F. Hladky

/s/ Roger L. Howe                            Director
---------------------------------
Roger L. Howe

/s/ Thomas H. Jacobsen                       Director
---------------------------------
Thomas H. Jacobsen

/s/ Sheldon B. Lubar                         Director
---------------------------------
Sheldon B. Lubar

/s/ Frank Lyon, Jr.                          Director
---------------------------------
Frank Lyon, Jr.

/s/ Daniel F. McKeithan, Jr.                 Director
---------------------------------
Daniel F. McKeithan, Jr.

/s/ David B. O'Maley                         Director
---------------------------------
David B. O'Maley

/s/ O'Dell M. Owens, M.D., M.P.H.            Director
---------------------------------
O'Dell M. Owens, M.D., M.P.H.

/s/ Thomas E. Perry                          Director
---------------------------------
Thomas E. Perry

/s/ Craig D. Schnuck                         Director
---------------------------------
Craig D. Schnuck

/s/ John J. Stollenwerk                      Director
---------------------------------
John J. Stollenwerk

/s/ Patrick T. Stokes                        Director
---------------------------------
Patrick T. Stokes

/s/ William W. Wirtz                         Director
---------------------------------
William W. Wirtz